Exhibit 32

Certification of
Chief Executive Officer
and Chief Financial Officer
Securities Exchange Act Rules 13(a) and 15(d)
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of Metwood, Inc. (“the Company”) for the three months ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2004	/s/ Robert M. Callahan Robert M. Callahan Chief Executive Officer

Date: May 14, 2004	/s/ Annette G. Mariano Annette G. Mariano Chief Financial Officer

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